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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our report dated March 8, 2000, in this Annual Report on Form 10-K.

                                            /s/ Rubin, Brown, Gornstein & Co.,
                                          LLP
                                          _____________________________________
                                            Rubin, Brown, Gornstein & Co., LLP

St. Louis, Missouri
March 29, 2000